FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-34080

                                                            September 1, 1999


                           CORRESPONDENT CASH RESERVES
                             MONEY MARKET PORTFOLIOS

                            Supplement to Prospectus
                                Dated May 1, 1999


          The Fund's Board of Directors has approved, subject to shareholder approval, a proposal to transfer all of the assets of Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio (each, a "CCR Portfolio") to LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (each, a "Premier Fund"), respectively, in a tax-free exchange for shares of the relevant Premier Fund and the assumption by the Premier Fund of the corresponding CCR Portfolio's liabilities (the "Reorganization"). If the proposed Reorganization is approved by shareholders and implemented, each CCR Portfolio shareholder will become a shareholder of the corresponding Premier Fund. The Premier Funds are newly-formed series of Mitchell Hutchins LIR Money Series advised by Mitchell Hutchins Asset Management, the CCR Portfolios' investment adviser. Implementation of the proposed Reorganization will not affect the value of an investor's shares, the overall goals or investment style of the CCR Portfolios or the method of buying and redeeming shares.

          Shareholders of each CCR Portfolio will be asked to approve the Reorganization at a special meeting of shareholders to be held on or about October 11, 1999. If approved, the Reorganization will become effective on or about October 22, 1999. A Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to CCR Portfolio shareholders of record as of August 17, 1999. The Proxy Statement will describe each Premier Fund and other matters.